EXHIBIT 5

The agreements and attachments thereto are in the following file named order.

"CS8 A AR" IS:
1.   "CS8" MEANS CONSULTANT S-8 REGISTERATION STATEMENT;
2.   "A"  MEANS AGREEMENT (CONSULTING);
3.   AR IS FOR ALLAN RIBBLER (THE INITIALS OF THE
CONSULTANT).

"CS8 B AR" IS:
1.   "CS8" MEANS CONSULTANT S-8 REGISTERATION STATEMENT;
2.   "B" MEANS THE OPTION AGREEMENT (EXHIBIT B AT TOP);
3.    "AR" MEANS THE INITIAL OF THE CONSULTANT.

"CS8 C AR" IS:
1.   "CS8" IS FOR CONSULTANT S-8 REGISTERATION STATEMENT:
2.    "C" MEANS THE OPTION CERTIFICATE;
 "AR" IS THE INITIALS OF THE CONSULTANT.

                CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                 DigiMedia  USA,  Inc.,  a  Nevada
     corporation  with  its  principal  place   of
     business  located  at  2454  Northeast   13th
     Avenue,  Fort Lauderdale, FL.  33305,  acting
     through its authorized representative    Gene
     Farmer,   and   hereafter  referred   to   as
     "DigiMedia USA";

                           - and -

     Allan  Ribbler, PhD with principal  place  of
     business  located  in  Coral  Springs,   Fl.,
     hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

        DigiMedia USA desires to retain Consultant
     to  perform  consulting services  more  fully
     described on Exhibit A, and Consultant agrees
     to  provide  said services,  which  are  more
     fully  described on Exhibit A and, with  both
     parties   intending  to  be  legally   bound,
     DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1.   Consultant will provide consulting
     services   as   described   on   Exhibit    A
     ("Services").   Following  the  execution  of
     this  Consulting Services Agreement, and upon
     the  reasonable  request  of  DigiMedia  USA,
     Consultant    shall    immediately    provide
     DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2.   Consultant will provide Services in
     accordance  with  all  applicable  laws   and
     regulations,  including but not  limited  to,
     the   rules  of  ethical  standards  of   the
     Securities and Exchange Commission and the National Association of Security Dealers,
     Inc.

           3.     Individuals who perform Services
     for  or on behalf of Consultant for DigiMedia
     USA   shall   be   considered   the   agents,
     consultants,  contractors  or  employees   of
     Consultant.     The   relationship    between
     Consultant and DigiMedia USA is solely one of
     independent contractor.  Nothing herein shall
     be  construed  or  interpreted  to  deem  the
     relationship   between  DigiMedia   USA   and
     Consultant     as    an    employer-employees
     relationship.   Consultant and DigiMedia  USA
     shall  each  designate one or more  of  their
     employees      as      primary       contacts
     (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


          4.    DigiMedia USA shall have the right
     to  review the qualifications of persons  who
     are   to   perform  the  requested  services.
     DigiMedia   USA  may  reject   personnel   if
     professional        qualifications        are
     unsatisfactory to DigiMedia USA.

            5.        In  consideration  for   the
     services   to  be  performed  by  Consultant,
     DigiMedia  USA  agrees to sell to  Consultant
     Dr. Alan Ribbler [9,615] shares of the common
     stock   of  DigiMedia  USA,  to  take   place
     pursuant to the terms and conditions  as  set
     forth on the Option Agreement attached hereto
     as  Exhibit  B.  Services to be performed  by
     Consultant under this Agreement shall  be  in
     consideration  of the compensation  described
     above, which shall in no way be construed  as
     being paid for the purchase or sale of any of
     DigiMedia   USA   securities,   either    for
     Consultant's own account or as a broker,  nor
     shall   this  Agreement  and  the  fee   paid
     hereunder require Consultant to make a market
     for  the  securities of  DigiMedia  USA.   In
     addition, consultant shall receive (a). A  4%
     royalty of the gross profit from program development sales; (b) A 4% commission of the gross profit from consultant's marketing sales.

                For  purposes  of this  agreement,
     gross  profit  is  defined  as  revenue  less
     reimbursement of direct costs of sales (i.e.,
     training  on  the use of program,  materials,
     travel   and   other  related  delivery   and
     marketing  expenses)  and  related   hardware
     costs (i.e., CD-I players, monitors, VCRs and related playback equipment for the purchaser of the sale).

          6.    In connection with this agreement,
     Consultant  and DigiMedia USA mutually  agree
     that  they  will indemnify and hold  harmless
     each   other   and  such  other's  respective
     directors,  officers,  employees   and   each
     person,  if  any,  who  controls  such  other
     entity  within the meaning of Section  15  of
     the  Securities Act of 1933 or Section 20  of
     the  Securities Exchange Act of 1934 (any and
     all  of  whom are referred to as "Indemnified
     Party")  from and against any and all losses,
     claims,  damages  and liabilities,  joint  or
     several   (including  all  legal   or   other
     expenses   reasonably   incurred    by    any
     Indemnified  Party  in  connection  with  the
     preparation  for  or defense  of  any  claim,
     action,   or  proceeding,  whether   or   not
     resulting  in any liability), to  which  such
     Indemnified  Party may become  subject  under
     applicable federal or state law or  otherwise
     caused  by  or  arising out of, or  allegedly
     caused  by  or arising out of, this Agreement
     or  transactions covered by this Agreement or
     the  performance of the services provided for
     herein;  provided however,  that  such  party
     will  not  be liable hereunder to the  extent
     that any loss, claim, damage or liability  is
     found in a final non-appealable judgment by a
     court  to have resulted from gross negligence
     or  bad  faith  in  performing  the  services
     described   herein.   This  provision   shall
     survive termination of this Agreement.

           7.     The term of this Agreement shall
     be for three years, commencing October 3, 1996 and continuing through to October 3, 1999.

           8.          (a)       DigiMedia USA and
     Consultant   will   not,   unless   otherwise
     required  by law, either during or subsequent
     to  the  term of this Agreement, directly  or
     indirectly   disclose  or  publish   to   any
     unauthorized    person    any     information
     designated   in   writing   as   secret    or
     confidential   by   DigiMedia   USA   or   by
     Consultant without the written consent of the
     other  party; nor will either party  disclose
     to  anyone other than Personnel of one of the
     parties, or use in any way other than in  the
     course  of the performance of this Agreement,
     any  information  not known  to  the  general
     public  or  recognized as standard  practice,
     whether   acquired   or   developed    during
     performance of this Agreement obtained from either party or obtained prior to contract.


                 (b)    Neither  party  shall   be
     obligated by this Section with respect to any
     information  which  is published  or  becomes
     publicly  available through no fault  of  the
     party  receiving such information under  this
     Agreement; or rightfully received from  third
     parties; is developed independently; or is in
     their  possession five (5)  years  after  the
     effective date of this Agreement.  Each party
     is  likely to be exposed to certain  business
     information of the other party not related to
     the  Services,  which is  considered  by  the
     other    party   to   be   proprietary    and
     confidential,  including but not  limited  to
     customer,  product and financial information.
     The   parties  hereto  agree  to  avoid   the
     unauthorized dissemination or publication of such proprietary information by using the same degree of care with regard to such information and the same methods to prevent the publication thereof as each employs with respect to its own proprietary information of a similar nature.

                 (c)        Upon  termination   or
     expiration of this Agreement, Consultant will
     return to DigiMedia USA all material, written
     or descriptive, including, but not limited to
     drawings,   program   listings,   flowcharts,
     descriptions  or  other papers  or  documents
     which    contain   any   such    confidential
     information if requested.

                  (d)       The    confidentiality
     obligation imposed hereunder shall survive the termination of this Agreement.

          9.    All notices, demands, payments and
     other  communications required  or  permitted
     hereunder  shall be in writing and  shall  be
     deemed  to  have  been  given  on  the   date
     delivery is acknowledged, and shall be made by recognized courier service or by U.S.
     Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

        10.    This Agreement shall be binding on,
     and  inure  to  the benefit of,  the  parties
     hereto  and  their  respective  heirs,  legal
     representatives,   successors   or   assigns.
     Neither party shall assign its obligations hereunder without the express written consent of the other party.

        11.     The  following  Exhibits,  annexed
     hereto or incorporated herein are hereby made
     a  part  of this Agreement. Exhibit  (A),(B),
     This   Agreement   constitutes   the   entire
     Agreement   and  understanding  between   the
     parties  hereto  and  integrates  all   prior
     negotiations,   discussions  and   agreements
     between them.  No modifications of the  terms
     of  this  Agreement shall be valid unless  in
     writing   and   signed   by   an   authorized
     representative of each party hereto or their successors.

                IN  WITNESS  WHEREOF, the  parties
     have  affixed  their  signatures  below   and
     attest  to their adoption of the above  terms
     and   the  attached  exhibits  and  expressly
     acknowledge  receipt  of  a  copy   of   this
     complete document.

              Consultant
     DigiMedia USA, Inc.


     By:_________________________


     By:_______________________

     Gene Farmer, Vice-President

     Dated: ______________________
     Dated: ________________










                    EXHIBIT "A" SERVICES


     Consulting   services  to  be   provided   by
     Consultant shall be as follows:

        1.          Developing and marketing of  a
     series   of  programs  focusing  on   "stress
     management"  within  by not  limited  to  the
     groups    of   general   stress   management,
     catastrophic   and   rehabilitative    stress
     management, and pediatric stress management.


             2.          Such other advisory
     services as may be mutually agreed upon.




EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and Allan
Ribbler PhD  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [9,615] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


Dated:
Dated:





                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No.  103601                           9,615     Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

           This  Option Certificate certifies Allan Ribbler,
or                                                       his
registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration
Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and David Bawarsky. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


Signature   /                         Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:


                                    Please insert Social
                                                Security
                                   or Tax Identification
                                                  Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





                CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                 DigiMedia  USA,  Inc.,  a  Nevada
     corporation  with  its  principal  place   of
     business  located  at  2454  Northeast   13th
     Avenue,  Fort Lauderdale, FL.  33305,  acting
     through its authorized representative    Gene
     Farmer,   and   hereafter  referred   to   as
     "DigiMedia USA";

                           - and -

     Bohdan Moroz M.D., with principal place of business located at Fort Lauderdale. Fl., hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

        DigiMedia USA desires to retain Consultant
     to  perform  consulting services  more  fully
     described on Exhibit A, and Consultant agrees
     to  provide  said services,  which  are  more
     fully  described on Exhibit A and, with  both
     parties   intending  to  be  legally   bound,
     DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1.   Consultant will provide consulting
     services   as   described   on   Exhibit    A
     ("Services").   Following  the  execution  of
     this  Consulting Services Agreement, and upon
     the  reasonable  request  of  DigiMedia  USA,
     Consultant    shall    immediately    provide
     DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2.   Consultant will provide Services in
     accordance  with  all  applicable  laws   and
     regulations,  including but not  limited  to,
     the   rules  of  ethical  standards  of   the
     Securities and Exchange Commission and the National Association of Security Dealers,
     Inc.

           3.     Individuals who perform Services
     for  or on behalf of Consultant for DigiMedia
     USA   shall   be   considered   the   agents,
     consultants,  contractors  or  employees   of
     Consultant.     The   relationship    between
     Consultant and DigiMedia USA is solely one of
     independent contractor.  Nothing herein shall
     be  construed  or  interpreted  to  deem  the
     relationship   between  DigiMedia   USA   and
     Consultant     as    an    employer-employees
     relationship.   Consultant and DigiMedia  USA
     shall  each  designate one or more  of  their
     employees      as      primary       contacts
     (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


          4.    DigiMedia USA shall have the right
     to  review the qualifications of persons  who
     are   to   perform  the  requested  services.
     DigiMedia   USA  may  reject   personnel   if
     professional        qualifications        are
     unsatisfactory to DigiMedia USA.

              5.       In  consideration  for  the
     services   to  be  performed  by  Consultant,
     DigiMedia  USA  agrees to sell to  Consultant
     Bohdan  Moroz  M.D. [120,000] shares  of  the
     common stock of DigiMedia USA, to take  place
     pursuant to the terms and conditions  as  set
     forth on the Option Agreement attached hereto
     as  Exhibit  B.  Services to be performed  by
     Consultant under this Agreement shall  be  in
     consideration  of the compensation  described
     above, which shall in no way be construed  as
     being paid for the purchase or sale of any of
     DigiMedia   USA   securities,   either    for
     Consultant's own account or as a broker,  nor
     shall   this  Agreement  and  the  fee   paid
     hereunder require Consultant to make a market
     for  the  securities of  DigiMedia  USA.   In
     addition, consultant shall receive

           (a).  A 4% royalty of the gross  profit
from program development
           sales;
           (b)   A   4%  commission of  the  gross
     profit from consultant's marketing sales.

           For  purposes of this agreement,  gross
profit is defined as revenue less reimbursement of
direct  costs of sales (i.e., training on the  use
of  program,  materials, travel and other  related
delivery  and  marketing  expenses)  and   related
hardware costs (i.e., CD-I players, monitors, VCRs and related playback equipment for the purchaser of the sale).


      6.     In  connection with  this  agreement,
Consultant  and DigiMedia USA mutually agree  that
they  will indemnify and hold harmless each  other
and  such  other's respective directors, officers,
employees  and each person, if any,  who  controls
such other entity within the meaning of Section 15
of the Securities Act of 1933 or Section 20 of the
Securities  Exchange Act of 1934 (any and  all  of
whom  are referred to as "Indemnified Party") from
and  against  any and all losses, claims,  damages
and  liabilities, joint or several (including  all
legal or other expenses reasonably incurred by any
Indemnified   Party   in   connection   with   the
preparation  for or defense of any claim,  action,
or  proceeding,  whether or not resulting  in  any
liability),  to which such Indemnified  Party  may
become  subject under applicable federal or  state
law  or otherwise caused by or arising out of,  or
allegedly  caused  by  or  arising  out  of,  this
Agreement   or   transactions  covered   by   this
Agreement  or  the  performance  of  the  services
provided  for herein; provided however, that  such
party  will not be liable hereunder to the  extent
that any loss, claim, damage or liability is found
in  a final non-appealable judgment by a court  to
have  resulted from gross negligence or bad  faith
in performing the services described herein.  This
provision  shall  survive  termination   of   this
Agreement.

      7.      The term of this Agreement shall  be
for  three years, commencing on September 30, 1996
and  continuing  through to  September  30,  1999.
This  agreement  shall  be automatically  extended
beyond the initial three (3) year period upon  the
mutual  consent  of  both parties  which  will  be
presumed  unless  notice to the  contrary  is  set
forth in writing by either party and delivered  to
the other thirty (30) days prior to the end of the
initial  term.   In  addition,  either  party  may
terminate  this agreement, at any  time,  with  or
without  cause, upon forty-five (45) days  written
notice   to   the  other  party.   Notwithstanding
termination of this agreement, the Company shall remain obliged to pay Consultant for any amounts accrued hereunder prior to the end of the term or termination of the agreement.

       8.           (a)        DigiMedia  USA  and
Consultant will not, unless otherwise required by law, either during or subsequent to the term of this Agreement, directly or indirectly disclose or publish to any unauthorized person any information designated in writing as secret or confidential by DigiMedia USA or by Consultant without the written consent of the other party; nor will either party disclose to anyone other than Personnel of one of the parties, or use in any way other than in the course of the performance of this Agreement, any information not known to the general public or recognized as standard practice, whether acquired or developed during performance of this Agreement obtained from either party or obtained prior to contract.

        (b)    Neither party shall be obligated by
this Section with respect to any information which
is published or becomes publicly available through
no  fault  of the party receiving such information
under this Agreement; or rightfully received  from
third  parties; is developed independently; or  is
in  their  possession  five (5)  years  after  the
effective date of this Agreement.  Each  party  is
likely   to   be   exposed  to  certain   business
information of the other party not related to  the
Services,  which is considered by the other  party
to  be proprietary and confidential, including but
not  limited  to customer, product  and  financial
information.   The parties hereto agree  to  avoid
the  unauthorized dissemination or publication  of
such  proprietary information by  using  the  same
degree of care with regard to such information and
the   same  methods  to  prevent  the  publication
thereof as each employs with respect to its own proprietary information of a similar nature.

        (c)         Upon termination or expiration
of  this  Agreement,  Consultant  will  return  to
DigiMedia    USA   all   material,   written    or
descriptive,   including,  but  not   limited   to
drawings,     program    listings,     flowcharts,
descriptions  or  other papers or documents  which
contain  any  such  confidential  information   if
requested.

         (d)       The  confidentiality obligation
imposed hereunder shall survive the termination of this Agreement.

    9.       All  notices, demands,  payments  and
other   communications   required   or   permitted
hereunder shall be in writing and shall be deemed to have been given on the date delivery is acknowledged, and shall be made by recognized courier service or by U.S. Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

    10.    This Agreement shall be binding on, and
inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors or assigns. Neither party shall assign its obligations hereunder without the express written consent of the other party.

   11.     The parties agree that ownership rights
to all and any program developed pursuant to the terms of this agreement shall vest solely with the company and any courseware prepared by consultant as arthor shall be the work product of the company.

   12.      The following Exhibits, annexed hereto
or  incorporated herein are hereby made a part  of
this   Agreement.  Exhibit  (A).  This   Agreement
constitutes the entire Agreement and understanding between the parties hereto and integrates all prior negotiations, discussions and agreements between them. No modifications of the terms of this Agreement shall be valid unless in writing and signed by an authorized representative of each party hereto or their successors.

                IN  WITNESS  WHEREOF, the  parties
     have  affixed  their  signatures  below   and
     attest  to their adoption of the above  terms
     and   the  attached  exhibits  and  expressly
     acknowledge  receipt  of  a  copy   of   this
     complete document.

     Consultant                  DigiMedia USA, Inc.

By:_________________________     By:____________________

                                  Gene Farmer, Vice President
Dated: ______________________     Dated: ________________



                    EXHIBIT "A" SERVICES


     Consulting   services  to  be   provided   by
     Consultant shall be as follows:

        1. Developing and marketing of a series of programs focusing on "stress management" within by not limited to the groups of general stress management, catastrophic and rehabilitative stress management.
             2.          Such other advisory
     services as may be mutually agreed upon.


           For  the  purposes  of  this  agreement
     developing    shall   include   supplementing
     production  costs of $5,000  with  additional
     funds  up to $10,000 wherein costs above  the
     initial   $5,000   shall   be   approved   by
     Consultant in advance of incurrence.



EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and Bohdan
Moroz MD  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [120,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


Dated:
Dated:





                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No.  103602                        120,000      Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

           This  Option Certificate certifies Bohdan  Moroz,
MD,                          or                          his
registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration
Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and David Bawarsky. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


Dated:

Signature   /            Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:

                                  Please insert Social
                                              Security
                                or Tax  Identification
                                                Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





                CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                 DigiMedia  USA,  Inc.,  a  Nevada
     corporation  with  its  principal  place   of
     business  located  at  2454  Northeast   13th
     Avenue,  Fort Lauderdale, FL.  33305,  acting
     through its authorized representative    Gene
     Farmer,   and   hereafter  referred   to   as
     "DigiMedia USA";

                           - and -

     David   Bawarsky  with  principal  place   of
     business  located at 2121 West  Oakland  Park
     Blvd., Oakland Park. Fl., hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

        DigiMedia USA desires to retain Consultant
     to  perform  consulting services  more  fully
     described on Exhibit A, and Consultant agrees
     to  provide  said services,  which  are  more
     fully  described on Exhibit A and, with  both
     parties   intending  to  be  legally   bound,
     DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1.   Consultant will provide consulting
     services   as   described   on   Exhibit    A
     ("Services").   Following  the  execution  of
     this  Consulting Services Agreement, and upon
     the  reasonable  request  of  DigiMedia  USA,
     Consultant    shall    immediately    provide
     DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2.   Consultant will provide Services in
     accordance  with  all  applicable  laws   and
     regulations,  including but not  limited  to,
     the   rules  of  ethical  standards  of   the
     Securities and Exchange Commission and the National Association of Security Dealers,
     Inc.

           3.     Individuals who perform Services
     for  or on behalf of Consultant for DigiMedia
     USA   shall   be   considered   the   agents,
     consultants,  contractors  or  employees   of
     Consultant.     The   relationship    between
     Consultant and DigiMedia USA is solely one of
     independent contractor.  Nothing herein shall
     be  construed  or  interpreted  to  deem  the
     relationship   between  DigiMedia   USA   and
     Consultant     as    an    employer-employees
     relationship.   Consultant and DigiMedia  USA
     shall  each  designate one or more  of  their
     employees      as      primary       contacts
     (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


          4.    DigiMedia USA shall have the right
     to  review the qualifications of persons  who
     are   to   perform  the  requested  services.
     DigiMedia   USA  may  reject   personnel   if
     professional        qualifications        are
     unsatisfactory to DigiMedia USA.

           5.    In consideration for the services
     to  be performed by Consultant, DigiMedia USA
     agrees  to sell to Consultant David  Bawarsky
     [250,000]  shares  of  the  common  stock  of
     DigiMedia USA, to take place pursuant to  the
     terms  and  conditions as set  forth  on  the
     Option  Agreement attached hereto as  Exhibit
     B.   Services  to be performed by  Consultant
     under    this   Agreement   shall    be    in
     consideration  of the compensation  described
     above, which shall in no way be construed  as
     being paid for the purchase or sale of any of
     DigiMedia   USA   securities,   either    for
     Consultant's own account or as a broker,  nor
     shall   this  Agreement  and  the  fee   paid
     hereunder require Consultant to make a market
     for  the  securities of  DigiMedia  USA.   In
     addition, consultant shall receive [75,000] shares of restricted common stock.

          6.    In connection with this agreement,
     Consultant  and DigiMedia USA mutually  agree
     that  they  will indemnify and hold  harmless
     each   other   and  such  other's  respective
     directors,  officers,  employees   and   each
     person,  if  any,  who  controls  such  other
     entity  within the meaning of Section  15  of
     the  Securities Act of 1933 or Section 20  of
     the  Securities Exchange Act of 1934 (any and
     all  of  whom are referred to as "Indemnified
     Party")  from and against any and all losses,
     claims,  damages  and liabilities,  joint  or
     several   (including  all  legal   or   other
     expenses   reasonably   incurred    by    any
     Indemnified  Party  in  connection  with  the
     preparation  for  or defense  of  any  claim,
     action,   or  proceeding,  whether   or   not
     resulting  in any liability), to  which  such
     Indemnified  Party may become  subject  under
     applicable federal or state law or  otherwise
     caused  by  or  arising out of, or  allegedly
     caused  by  or arising out of, this Agreement
     or  transactions covered by this Agreement or
     the  performance of the services provided for
     herein;  provided however,  that  such  party
     will  not  be liable hereunder to the  extent
     that any loss, claim, damage or liability  is
     found in a final non-appealable judgment by a
     court  to have resulted from gross negligence
     or  bad  faith  in  performing  the  services
     described   herein.   This  provision   shall
     survive termination of this Agreement.

           7.     The term of this Agreement shall
     be for three years, commencing on October 3, 1996 and continuing through to October 3, 1999.

           8.          (a)       DigiMedia USA and
     Consultant   will   not,   unless   otherwise
     required  by law, either during or subsequent
     to  the  term of this Agreement, directly  or
     indirectly   disclose  or  publish   to   any
     unauthorized    person    any     information
     designated   in   writing   as   secret    or
     confidential   by   DigiMedia   USA   or   by
     Consultant without the written consent of the
     other  party; nor will either party  disclose
     to  anyone other than Personnel of one of the
     parties, or use in any way other than in  the
     course  of the performance of this Agreement,
     any  information  not known  to  the  general
     public  or  recognized as standard  practice,
     whether   acquired   or   developed    during
     performance of this Agreement obtained from either party or obtained prior to contract.


                 (b)    Neither  party  shall   be
     obligated by this Section with respect to any
     information  which  is published  or  becomes
     publicly  available through no fault  of  the
     party  receiving such information under  this
     Agreement; or rightfully received from  third
     parties; is developed independently; or is in
     their  possession five (5)  years  after  the
     effective date of this Agreement.  Each party
     is  likely to be exposed to certain  business
     information of the other party not related to
     the  Services,  which is  considered  by  the
     other    party   to   be   proprietary    and
     confidential,  including but not  limited  to
     customer,  product and financial information.
     The   parties  hereto  agree  to  avoid   the
     unauthorized dissemination or publication of such proprietary information by using the same degree of care with regard to such information and the same methods to prevent the publication thereof as each employs with respect to its own proprietary information of a similar nature.

                 (c)        Upon  termination   or
     expiration of this Agreement, Consultant will
     return to DigiMedia USA all material, written
     or descriptive, including, but not limited to
     drawings,   program   listings,   flowcharts,
     descriptions  or  other papers  or  documents
     which    contain   any   such    confidential
     information if requested.

                  (d)       The    confidentiality
     obligation imposed hereunder shall survive the termination of this Agreement.

          9.    All notices, demands, payments and
     other  communications required  or  permitted
     hereunder  shall be in writing and  shall  be
     deemed  to  have  been  given  on  the   date
     delivery is acknowledged, and shall be made by recognized courier service or by U.S.
     Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

        10.    This Agreement shall be binding on,
     and  inure  to  the benefit of,  the  parties
     hereto  and  their  respective  heirs,  legal
     representatives,   successors   or   assigns.
     Neither party shall assign its obligations hereunder without the express written consent of the other party.

        11.     The  following  Exhibits,  annexed
     hereto or incorporated herein are hereby made
     a  part  of this Agreement. Exhibit  (A),(B),
     This   Agreement   constitutes   the   entire
     Agreement   and  understanding  between   the
     parties  hereto  and  integrates  all   prior
     negotiations,   discussions  and   agreements
     between them.  No modifications of the  terms
     of  this  Agreement shall be valid unless  in
     writing   and   signed   by   an   authorized
     representative of each party hereto or their successors.

                IN  WITNESS  WHEREOF, the  parties
     have  affixed  their  signatures  below   and
     attest  to their adoption of the above  terms
     and   the  attached  exhibits  and  expressly
     acknowledge  receipt  of  a  copy   of   this
     complete document.

              Consultant
     DigiMedia USA, Inc.


     By:_________________________    By:________________________
                                     Gene Farmer, Vice-President

     Dated: ______________________    Dated: ________________































                    EXHIBIT "A" SERVICES


     Consulting   services  to  be   provided   by
     Consultant shall be as follows:

        1. To develop, at no cost to DigiMedia USA. a corporate promotional program for National Data Corp. (Cost not to exceed $5,000.00).
        2. To provide production of DigiMedia USA's programs at favorable rates.
        3. To be the exclusive production company for DigiMedia USA's Cdi programs for the duration of this agreement. This provision may be canceled upon thirty (30) days notice with said cancellation not affecting any other provision of the agreement.
            4.      Such other advisory services
     as may be mutually agreed upon.


EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and David
Bawarsky  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated September 30, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [250,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $1.00, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on September 27, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on September 30, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


 Dated:
Dated:





                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No.  103603                       250,000      Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

           This Option Certificate certifies David Bawarsky,
or                                                       his
registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration
Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and David Bawarsky. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:

Signature   /         Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:


                                    Please insert Social
                                                Security
                                   or Tax Identification
                                                  Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.



                CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                 DigiMedia  USA,  Inc.,  a  Nevada
     corporation  with  its  principal  place   of
     business  located  at  2454  Northeast   13th
     Avenue,  Fort Lauderdale, FL.  33305,  acting
     through its authorized representative    Gene
     Farmer,   and   hereafter  referred   to   as
     "DigiMedia USA";

                           - and -

     Douglas Stepelton with principal place of business located at Fort Lauderdale. Fl., hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

        DigiMedia USA desires to retain Consultant
     to  perform  consulting services  more  fully
     described on Exhibit A, and Consultant agrees
     to  provide  said services,  which  are  more
     fully  described on Exhibit A and, with  both
     parties   intending  to  be  legally   bound,
     DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1.   Consultant will provide consulting
     services   as   described   on   Exhibit    A
     ("Services").   Following  the  execution  of
     this  Consulting Services Agreement, and upon
     the  reasonable  request  of  DigiMedia  USA,
     Consultant    shall    immediately    provide
     DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2.   Consultant will provide Services in
     accordance  with  all  applicable  laws   and
     regulations,  including but not  limited  to,
     the   rules  of  ethical  standards  of   the
     Securities and Exchange Commission and the National Association of Security Dealers,
     Inc.

           3.     Individuals who perform Services
     for  or on behalf of Consultant for DigiMedia
     USA   shall   be   considered   the   agents,
     consultants,  contractors  or  employees   of
     Consultant.     The   relationship    between
     Consultant and DigiMedia USA is solely one of
     independent contractor.  Nothing herein shall
     be  construed  or  interpreted  to  deem  the
     relationship   between  DigiMedia   USA   and
     Consultant     as    an    employer-employees
     relationship.   Consultant and DigiMedia  USA
     shall  each  designate one or more  of  their
     employees      as      primary       contacts
     (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


          4.    DigiMedia USA shall have the right
     to  review the qualifications of persons  who
     are   to   perform  the  requested  services.
     DigiMedia   USA  may  reject   personnel   if
     professional        qualifications        are
     unsatisfactory to DigiMedia USA.

           5.    In consideration for the services
     to  be performed by Consultant, DigiMedia USA
     agrees   to   sell   to  Consultant   Douglas
     Stepelton  [100,000]  shares  of  the  common
     stock   of  DigiMedia  USA,  to  take   place
     pursuant to the terms and conditions  as  set
     forth on the Option Agreement attached hereto
     as  Exhibit  B.  Services to be performed  by
     Consultant under this Agreement shall  be  in
     consideration  of the compensation  described
     above, which shall in no way be construed  as
     being paid for the purchase or sale of any of
     DigiMedia   USA   securities,   either    for
     Consultant's own account or as a broker,  nor
     shall   this  Agreement  and  the  fee   paid
     hereunder require Consultant to make a market
     for  the  securities of  DigiMedia  USA.   In
     addition,  consultant  shall  receive  a   6%
     royalty  on  the  net  proceeds  from   sales
     relating to the stress management series

          6.    In connection with this agreement,
     Consultant  and DigiMedia USA mutually  agree
     that  they  will indemnify and hold  harmless
     each   other   and  such  other's  respective
     directors,  officers,  employees   and   each
     person,  if  any,  who  controls  such  other
     entity  within the meaning of Section  15  of
     the  Securities Act of 1933 or Section 20  of
     the  Securities Exchange Act of 1934 (any and
     all  of  whom are referred to as "Indemnified
     Party")  from and against any and all losses,
     claims,  damages  and liabilities,  joint  or
     several   (including  all  legal   or   other
     expenses   reasonably   incurred    by    any
     Indemnified  Party  in  connection  with  the
     preparation  for  or defense  of  any  claim,
     action,   or  proceeding,  whether   or   not
     resulting  in any liability), to  which  such
     Indemnified  Party may become  subject  under
     applicable federal or state law or  otherwise
     caused  by  or  arising out of, or  allegedly
     caused  by  or arising out of, this Agreement
     or  transactions covered by this Agreement or
     the  performance of the services provided for
     herein;  provided however,  that  such  party
     will  not  be liable hereunder to the  extent
     that any loss, claim, damage or liability  is
     found in a final non-appealable judgment by a
     court  to have resulted from gross negligence
     or  bad  faith  in  performing  the  services
     described   herein.   This  provision   shall
     survive termination of this Agreement.

           7.     The term of this Agreement shall
     be  for  three years, commencing on September
     30,  1996 and continuing through to September
     30, 1999.

           8.          (a)       DigiMedia USA and
     Consultant   will   not,   unless   otherwise
     required  by law, either during or subsequent
     to  the  term of this Agreement, directly  or
     indirectly   disclose  or  publish   to   any
     unauthorized    person    any     information
     designated   in   writing   as   secret    or
     confidential   by   DigiMedia   USA   or   by
     Consultant without the written consent of the
     other  party; nor will either party  disclose
     to  anyone other than Personnel of one of the
     parties, or use in any way other than in  the
     course  of the performance of this Agreement,
     any  information  not known  to  the  general
     public  or  recognized as standard  practice,
     whether   acquired   or   developed    during
     performance of this Agreement obtained from either party or obtained prior to contract.


                 (b)    Neither  party  shall   be
     obligated by this Section with respect to any
     information  which  is published  or  becomes
     publicly  available through no fault  of  the
     party  receiving such information under  this
     Agreement; or rightfully received from  third
     parties; is developed independently; or is in
     their  possession five (5)  years  after  the
     effective date of this Agreement.  Each party
     is  likely to be exposed to certain  business
     information of the other party not related to
     the  Services,  which is  considered  by  the
     other    party   to   be   proprietary    and
     confidential,  including but not  limited  to
     customer,  product and financial information.
     The   parties  hereto  agree  to  avoid   the
     unauthorized dissemination or publication of such proprietary information by using the same degree of care with regard to such information and the same methods to prevent the publication thereof as each employs with respect to its own proprietary information of a similar nature.

                 (c)        Upon  termination   or
     expiration of this Agreement, Consultant will
     return to DigiMedia USA all material, written
     or descriptive, including, but not limited to
     drawings,   program   listings,   flowcharts,
     descriptions  or  other papers  or  documents
     which    contain   any   such    confidential
     information if requested.

                  (d)       The    confidentiality
     obligation imposed hereunder shall survive the termination of this Agreement.

          9.    All notices, demands, payments and
     other  communications required  or  permitted
     hereunder  shall be in writing and  shall  be
     deemed  to  have  been  given  on  the   date
     delivery is acknowledged, and shall be made by recognized courier service or by U.S.
     Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

        10.    This Agreement shall be binding on,
     and  inure  to  the benefit of,  the  parties
     hereto  and  their  respective  heirs,  legal
     representatives,   successors   or   assigns.
     Neither party shall assign its obligations hereunder without the express written consent of the other party.

        11.     The  following  Exhibits,  annexed
     hereto or incorporated herein are hereby made
     a  part  of this Agreement. Exhibit  (A),(B),
     This   Agreement   constitutes   the   entire
     Agreement   and  understanding  between   the
     parties  hereto  and  integrates  all   prior
     negotiations,   discussions  and   agreements
     between them.  No modifications of the  terms
     of  this  Agreement shall be valid unless  in
     writing   and   signed   by   an   authorized
     representative of each party hereto or their successors.

                IN  WITNESS  WHEREOF, the  parties
     have  affixed  their  signatures  below   and
     attest  to their adoption of the above  terms
     and   the  attached  exhibits  and  expressly
     acknowledge  receipt  of  a  copy   of   this
     complete document.

              Consultant
     DigiMedia USA, Inc.


By:_________________________     By:________________________
                                 Gene Farmer, Vice-President

Dated: ______________________    Dated: ________________































                    EXHIBIT "A" SERVICES


     Consulting   services  to  be   provided   by
     Consultant shall be as follows:

        1.           Advice concerning management,
     marketing   and  operational  and  consulting
     strategic  planning,  corporate  organization
     and    structure,   financial   matters    in
     connection   with  expansion   of   services,
     acquisitions, mergers, governmental relations and other similar business concerns.

        2.            Assist   and   monitor   the
     services    provided   by    the    Company's
     advertising firm and public relations firm and other professionals hired by the Company.


            3.      Such other advisory services
     as may be mutually agreed upon.


EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and Douglas
Stepelton  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [100,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


 Dated:                            Dated:






                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No. 103604                        100,000      Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

            This   Option   Certificate  certifies   Douglas
Stepelton,                      or                       his
registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration
Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and David Bawarsky. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:

Signature   /            Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:


                                    Please insert Social
                                                Security
                                   or Tax Identification
                                                  Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.




                CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                 DigiMedia  USA,  Inc.,  a  Nevada
     corporation  with  its  principal  place   of
     business  located  at  2454  Northeast   13th
     Avenue,  Fort Lauderdale, FL.  33305,  acting
     through its authorized representative    Gene
     Farmer,   and   hereafter  referred   to   as
     "DigiMedia USA";

                           - and -

     Jim Brooks, a person with principal place of residence located at Pompano Beach, FL., hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

        DigiMedia USA desires to retain Consultant
     to  perform  consulting services  more  fully
     described on Exhibit A, and Consultant agrees
     to  provide  said services,  which  are  more
     fully  described on Exhibit A and, with  both
     parties   intending  to  be  legally   bound,
     DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1.   Consultant will provide consulting
     services   as   described   on   Exhibit    A
     ("Services").   Following  the  execution  of
     this  Consulting Services Agreement, and upon
     the  reasonable  request  of  DigiMedia  USA,
     Consultant    shall    immediately    provide
     DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2.   Consultant will provide Services in
     accordance  with  all  applicable  laws   and
     regulations,  including but not  limited  to,
     the   rules  of  ethical  standards  of   the
     Securities and Exchange Commission and the National Association of Security Dealers,
     Inc.

           3.     Individuals who perform Services
     for  or on behalf of Consultant for DigiMedia
     USA   shall   be   considered   the   agents,
     consultants,  contractors  or  employees   of
     Consultant.     The   relationship    between
     Consultant and DigiMedia USA is solely one of
     independent contractor.  Nothing herein shall
     be  construed  or  interpreted  to  deem  the
     relationship   between  DigiMedia   USA   and
     Consultant     as    an    employer-employees
     relationship.   Consultant and DigiMedia  USA
     shall  each  designate one or more  of  their
     employees      as      primary       contacts
     (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


           4.     The  Advocay Group shall  select
     personnel  to perform Services for  DigiMedia
     USA   who   are  qualified  to  perform   the
     requested services. DigiMedia USA may reject personnel if professional qualifications are unsatisfactory to DigiMedia USA.

           5.    In consideration for the services
     to  be performed by Consultant, DigiMedia USA
     agrees  to  sell  to  Consultant  Jim  Brooks
     [50,000]  shares  of  the  common  stock   of
     DigiMedia USA, to take place pursuant to  the
     terms  and  conditions as set  forth  on  the
     Option  Agreement attached hereto as  Exhibit
     B.   Services  to be performed by  Consultant
     under    this   Agreement   shall    be    in
     consideration  of the compensation  described
     above, which shall in no way be construed  as
     being paid for the purchase or sale of any of
     DigiMedia   USA   securities,   either    for
     Consultant's own account or as a broker,  nor
     shall   this  Agreement  and  the  fee   paid
     hereunder require Consultant to make a market for the securities of DigiMedia USA.

          6.    In connection with this agreement,
     Consultant  and DigiMedia USA mutually  agree
     that  they  will indemnify and hold  harmless
     each   other   and  such  other's  respective
     directors,  officers,  employees   and   each
     person,  if  any,  who  controls  such  other
     entity  within the meaning of Section  15  of
     the  Securities Act of 1933 or Section 20  of
     the  Securities Exchange Act of 1934 (any and
     all  of  whom are referred to as "Indemnified
     Party")  from and against any and all losses,
     claims,  damages  and liabilities,  joint  or
     several   (including  all  legal   or   other
     expenses   reasonably   incurred    by    any
     Indemnified  Party  in  connection  with  the
     preparation  for  or defense  of  any  claim,
     action,   or  proceeding,  whether   or   not
     resulting  in any liability), to  which  such
     Indemnified  Party may become  subject  under
     applicable federal or state law or  otherwise
     caused  by  or  arising out of, or  allegedly
     caused  by  or arising out of, this Agreement
     or  transactions covered by this Agreement or
     the  performance of the services provided for
     herein;  provided however,  that  such  party
     will  not  be liable hereunder to the  extent
     that any loss, claim, damage or liability  is
     found in a final non-appealable judgment by a
     court  to have resulted from gross negligence
     or  bad  faith  in  performing  the  services
     described   herein.   This  provision   shall
     survive termination of this Agreement.

           7.     The term of this Agreement shall
     be for three years, commencing on October 3, 1996 and continuing through to October 3, 1999.

           8.          (a)       DigiMedia USA and
     Consultant   will   not,   unless   otherwise
     required  by law, either during or subsequent
     to  the  term of this Agreement, directly  or
     indirectly   disclose  or  publish   to   any
     unauthorized    person    any     information
     designated   in   writing   as   secret    or
     confidential   by   DigiMedia   USA   or   by
     Consultant without the written consent of the
     other  party; nor will either party  disclose
     to  anyone other than Personnel of one of the
     parties, or use in any way other than in  the
     course  of the performance of this Agreement,
     any  information  not known  to  the  general
     public  or  recognized as standard  practice,
     whether   acquired   or   developed    during
     performance of this Agreement obtained from either party or obtained prior to contract.


                 (b)    Neither  party  shall   be
     obligated by this Section with respect to any
     information  which  is published  or  becomes
     publicly  available through no fault  of  the
     party  receiving such information under  this
     Agreement; or rightfully received from  third
     parties; is developed independently; or is in
     their  possession five (5)  years  after  the
     effective date of this Agreement.  Each party
     is  likely to be exposed to certain  business
     information of the other party not related to
     the  Services,  which is  considered  by  the
     other    party   to   be   proprietary    and
     confidential,  including but not  limited  to
     customer,  product and financial information.
     The   parties  hereto  agree  to  avoid   the
     unauthorized dissemination or publication of such proprietary information by using the same degree of care with regard to such information and the same methods to prevent the publication thereof as each employs with respect to its own proprietary information of a similar nature.

                 (c)        Upon  termination   or
     expiration of this Agreement, Consultant will
     return to DigiMedia USA all material, written
     or descriptive, including, but not limited to
     drawings,   program   listings,   flowcharts,
     descriptions  or  other papers  or  documents
     which    contain   any   such    confidential
     information if requested.

                  (d)       The    confidentiality
     obligation imposed hereunder shall survive the termination of this Agreement.

          9.    All notices, demands, payments and
     other  communications required  or  permitted
     hereunder  shall be in writing and  shall  be
     deemed  to  have  been  given  on  the   date
     delivery is acknowledged, and shall be made by recognized courier service or by U.S.
     Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

        10.    This Agreement shall be binding on,
     and  inure  to  the benefit of,  the  parties
     hereto  and  their  respective  heirs,  legal
     representatives,   successors   or   assigns.
     Neither party shall assign its obligations hereunder without the express written consent of the other party.

        11.     The  following  Exhibits,  annexed
     hereto or incorporated herein are hereby made
     a  part  of this Agreement. Exhibit  (A),(B),
     This   Agreement   constitutes   the   entire
     Agreement   and  understanding  between   the
     parties  hereto  and  integrates  all   prior
     negotiations,   discussions  and   agreements
     between them.  No modifications of the  terms
     of  this  Agreement shall be valid unless  in
     writing   and   signed   by   an   authorized
     representative of each party hereto or their successors.

                IN  WITNESS  WHEREOF, the  parties
     have  affixed  their  signatures  below   and
     attest  to their adoption of the above  terms
     and   the  attached  exhibits  and  expressly
     acknowledge  receipt  of  a  copy   of   this
     complete document.

              Consultant
     DigiMedia USA, Inc.


     By:______________________________     By:___________________________
                                           Gene Farmer, Vice-President

     Dated: ______________________        Dated: ________________



























                    EXHIBIT "A" SERVICES


     Consulting   services  to  be   provided   by
     Consultant shall be as follows:

        1.           Advice concerning management,
     marketing   and  operational  and  consulting
     strategic  planning,  corporate  organization
     and    structure,   financial   matters    in
     connection   with  expansion   of   services,
     acquisitions, mergers, governmental relations and other similar business concerns.

        2.            Assist   and   monitor   the
     services    provided   by    the    Company's
     advertising firm and public relations firm and other professionals hired by the Company.


            3.      Such other advisory services
     as may be mutually agreed upon.




EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and Jim Brooks
(the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [50,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


Dated:                             Dated:







                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No. 103605                         50,000      Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

           This Option Certificate certifies Jim Brooks,  or
his                                               registered
assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and David Bawarsky. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


Signature   /             Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:


                                    Please insert Social
                                                Security
                                   or Tax Identification
                                                  Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





                CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                 DigiMedia  USA,  Inc.,  a  Nevada
     corporation  with  its  principal  place   of
     business  located  at  2454  Northeast   13th
     Avenue,  Fort Lauderdale, FL.  33305,  acting
     through its authorized representative    Gene
     Farmer,   and   hereafter  referred   to   as
     "DigiMedia USA";

                           - and -

     TransMedia Consultants, Inc., with principal place of business located at Pompano Beach, FL., hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

        DigiMedia USA desires to retain Consultant
     to  perform  consulting services  more  fully
     described on Exhibit A, and Consultant agrees
     to  provide  said services,  which  are  more
     fully  described on Exhibit A and, with  both
     parties   intending  to  be  legally   bound,
     DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1.   Consultant will provide consulting
     services   as   described   on   Exhibit    A
     ("Services").   Following  the  execution  of
     this  Consulting Services Agreement, and upon
     the  reasonable  request  of  DigiMedia  USA,
     Consultant    shall    immediately    provide
     DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2.   Consultant will provide Services in
     accordance  with  all  applicable  laws   and
     regulations,  including but not  limited  to,
     the   rules  of  ethical  standards  of   the
     Securities and Exchange Commission and the National Association of Security Dealers,
     Inc.

           3.     Individuals who perform Services
     for  or on behalf of Consultant for DigiMedia
     USA   shall   be   considered   the   agents,
     consultants,  contractors  or  employees   of
     Consultant.     The   relationship    between
     Consultant and DigiMedia USA is solely one of
     independent contractor.  Nothing herein shall
     be  construed  or  interpreted  to  deem  the
     relationship   between  DigiMedia   USA   and
     Consultant     as    an    employer-employees
     relationship.   Consultant and DigiMedia  USA
     shall  each  designate one or more  of  their
     employees      as      primary       contacts
     (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


           4.     The  Advocay Group shall  select
     personnel  to perform Services for  DigiMedia
     USA   who   are  qualified  to  perform   the
     requested services. DigiMedia USA may reject personnel if professional qualifications are unsatisfactory to DigiMedia USA.

           5.    In consideration for the services
     to  be performed by Consultant, DigiMedia USA
     agrees to sell to Consultant [] shares of the
     common stock of DigiMedia USA, to take  place
     pursuant to the terms and conditions  as  set
     forth on the Option Agreement attached hereto
     as  Exhibit  B.  Services to be performed  by
     Consultant under this Agreement shall  be  in
     consideration  of the compensation  described
     above, which shall in no way be construed  as
     being paid for the purchase or sale of any of
     DigiMedia   USA   securities,   either    for
     Consultant's own account or as a broker,  nor
     shall   this  Agreement  and  the  fee   paid
     hereunder require Consultant to make a market for the securities of DigiMedia USA.

          6.    In connection with this agreement,
     Consultant  and DigiMedia USA mutually  agree
     that  they  will indemnify and hold  harmless
     each   other   and  such  other's  respective
     directors,  officers,  employees   and   each
     person,  if  any,  who  controls  such  other
     entity  within the meaning of Section  15  of
     the  Securities Act of 1933 or Section 20  of
     the  Securities Exchange Act of 1934 (any and
     all  of  whom are referred to as "Indemnified
     Party")  from and against any and all losses,
     claims,  damages  and liabilities,  joint  or
     several   (including  all  legal   or   other
     expenses   reasonably   incurred    by    any
     Indemnified  Party  in  connection  with  the
     preparation  for  or defense  of  any  claim,
     action,   or  proceeding,  whether   or   not
     resulting  in any liability), to  which  such
     Indemnified  Party may become  subject  under
     applicable federal or state law or  otherwise
     caused  by  or  arising out of, or  allegedly
     caused  by  or arising out of, this Agreement
     or  transactions covered by this Agreement or
     the  performance of the services provided for
     herein;  provided however,  that  such  party
     will  not  be liable hereunder to the  extent
     that any loss, claim, damage or liability  is
     found in a final non-appealable judgment by a
     court  to have resulted from gross negligence
     or  bad  faith  in  performing  the  services
     described   herein.   This  provision   shall
     survive termination of this Agreement.

           7.     The term of this Agreement shall
     be  for  three years, commencing on September
     27,  1996 and continuing through to September
     27, 1999.

           8.          (a)       DigiMedia USA and
     Consultant   will   not,   unless   otherwise
     required  by law, either during or subsequent
     to  the  term of this Agreement, directly  or
     indirectly   disclose  or  publish   to   any
     unauthorized    person    any     information
     designated   in   writing   as   secret    or
     confidential   by   DigiMedia   USA   or   by
     Consultant without the written consent of the
     other  party; nor will either party  disclose
     to  anyone other than Personnel of one of the
     parties, or use in any way other than in  the
     course  of the performance of this Agreement,
     any  information  not known  to  the  general
     public  or  recognized as standard  practice,
     whether   acquired   or   developed    during
     performance of this Agreement obtained from either party or obtained prior to contract.


                 (b)    Neither  party  shall   be
     obligated by this Section with respect to any
     information  which  is published  or  becomes
     publicly  available through no fault  of  the
     party  receiving such information under  this
     Agreement; or rightfully received from  third
     parties; is developed independently; or is in
     their  possession five (5)  years  after  the
     effective date of this Agreement.  Each party
     is  likely to be exposed to certain  business
     information of the other party not related to
     the  Services,  which is  considered  by  the
     other    party   to   be   proprietary    and
     confidential,  including but not  limited  to
     customer,  product and financial information.
     The   parties  hereto  agree  to  avoid   the
     unauthorized dissemination or publication of such proprietary information by using the same degree of care with regard to such information and the same methods to prevent the publication thereof as each employs with respect to its own proprietary information of a similar nature.

                 (c)        Upon  termination   or
     expiration of this Agreement, Consultant will
     return to DigiMedia USA all material, written
     or descriptive, including, but not limited to
     drawings,   program   listings,   flowcharts,
     descriptions  or  other papers  or  documents
     which    contain   any   such    confidential
     information if requested.

                  (d)       The    confidentiality
     obligation imposed hereunder shall survive the termination of this Agreement.

          9.    All notices, demands, payments and
     other  communications required  or  permitted
     hereunder  shall be in writing and  shall  be
     deemed  to  have  been  given  on  the   date
     delivery is acknowledged, and shall be made by recognized courier service or by U.S.
     Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

        10.    This Agreement shall be binding on,
     and  inure  to  the benefit of,  the  parties
     hereto  and  their  respective  heirs,  legal
     representatives,   successors   or   assigns.
     Neither party shall assign its obligations hereunder without the express written consent of the other party.

        11.     The  following  Exhibits,  annexed
     hereto or incorporated herein are hereby made
     a  part  of this Agreement. Exhibit  (A),(B),
     This   Agreement   constitutes   the   entire
     Agreement   and  understanding  between   the
     parties  hereto  and  integrates  all   prior
     negotiations,   discussions  and   agreements
     between them.  No modifications of the  terms
     of  this  Agreement shall be valid unless  in
     writing   and   signed   by   an   authorized
     representative of each party hereto or their successors.

                IN  WITNESS  WHEREOF, the  parties
     have  affixed  their  signatures  below   and
     attest  to their adoption of the above  terms
     and   the  attached  exhibits  and  expressly
     acknowledge  receipt  of  a  copy   of   this
     complete document.

              Consultant
     DigiMedia USA, Inc.


     By:______________________________   By:___________________________
                                         Gene Farmer, Vice-President

     Dated: ______________________       Dated: ________________



























                    EXHIBIT "A" SERVICES


     Consulting   services  to  be   provided   by
     Consultant shall be as follows:

        1.           Advice concerning management,
     marketing   and  operational  and  consulting
     strategic  planning,  corporate  organization
     and    structure,   financial   matters    in
     connection   with  expansion   of   services,
     acquisitions, mergers, governmental relations and other similar business concerns.

        2.            Assist   and   monitor   the
     services    provided   by    the    Company's
     advertising firm and public relations firm and other professionals hired by the Company.


            3.      Such other advisory services
     as may be mutually agreed upon.




EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1939 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and TransMedia
Consultants, Inc.  (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated October 3, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

    WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [50,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

  1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted  under  this  Agreement.  Except  as  provided  in
Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder;
(ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

    2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

   3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.468, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on October 3, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on October 3, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit B shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in
Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once   the  Company  has  determined  that  the  funds   are
determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

    4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

   5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option
Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

    7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this
Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common
Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

        (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty
(30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

    8. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the
Options  in  effect at any time either for the life  of  the
Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.
"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

            (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on May 24 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b) Restriction on Registration. The Company shall not be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

          (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

    11.  Modification  of Agreement.  The  Company  and  the
Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

   12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

   16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

     17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


 Dated:                           Dated:








                     DigiMedia USA, Inc.

     Incorporated Under the Laws Of the State of Nevada

No. 103606                         76,923      Common Stock
                                                   Purchase
                                                   Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

            This  Option  Certificate  certifies  TransMedia
Consultants,            Inc.,             or             his
registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration
Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on October 3, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of October 3, 1996 (the "Option Agreement") between the Company and David Bawarsky. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option
Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:

Signature   /            Title

     Seal



Signature   /             Title


KEEP  THIS  CERTIFICATE IN A SAFE PLACE.   IF  IT  IS  LOST,
STOLEN  OR  DESTROYED THE COMIPANY WILL REQUIRE  A  BOND  OF
INDEMNITY  AS  A CONDITION TO THE ISSUANCE OF A  REPLACEMENT
CERTIFICATE.















                FORM OF ELECTION TO PURCHASE

   To be executed by the holder if he desires to exercise
     Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


      The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and delivery of $ and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                        Please insert Social
                                                    Security
                                       or Tax Identification
                                                      Number





Please print Name and Address

      If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.





For Value Received
Hereby sell, assign and transfer unto:


                                                Please
                                                insert
                                                Social
                                                Security
                                                or Tax
                                                Identificati
                                                on Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please         print        Name        and         Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock
Exchange,  Pacific  Coast  Stock  Exchange,  American  Stock
Exchange or Midwest Stock Exchange.